CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

           Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Guinness Atkinson Funds, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Guinness Atkinson Funds for the period ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Guinness Atkinson Funds for the stated period.


/S/ JIM ATKINSON                             /S/ ERIC BANHAZL
----------------------------------           ----------------------------------
Jim Atkinson                                 Eric Banhazl
President, Guinness Atkinson Funds           Treasurer, Guinness Atkinson Funds


Dated:   9/4/03                                    Dated: 9/4/03
       --------------------                        ------------------

A signed original of this written statement required by Section 906 has been provided to Guinness Atkinson Funds and will be retained by Guinness Atkinson Funds and furnished to the SEC or its staff upon request. This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Guinness Atkinson Funds for purposes of the Securities Exchange Act of 1934.



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